UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2022

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-38084	34-1469491
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	FMAO	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On April 13, 2022, Edward A. Leininger, the Executive Vice President and Chief Operating Officer of Farmers & Merchants Bancorp, Inc. (the “Company”), delivered his formal resignation to the Company’s Board of Directors. Mr. Leininger’s resignation will become effective on May 27, 2022, and prior to such time he will continue to serve in his current capacities, as well as assist in the transition of his duties.

Mr. Leininger has served as an officer of Farmers & Merchants since 1981, and his continued dedication to the Company has been greatly appreciated.

ITEM 5.07Submission of Matters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. was held April 12, 2022.  The following two matters to be decided by vote were:

1.	A proposal to elect twelve (12) Directors of the Company.

The following individuals were elected as Directors of the Company to serve until the Annual Meeting of Shareholders in 2023.

	Votes Cast	Votes	Broker
	For	Withheld	Non-Vote
Andrew J. Briggs	6,897,784.61	386,306.61	2,473,256.00
Eugene N. Burkholder	7,143,527.13	140,564.09	2,473,256.00
Lars B. Eller	7,121,012.21	163,079.01	2,473,256.00
Jo Ellen Hornish	7,117,189.31	166,901.92	2,473,256.00
Jack C. Johnson	6,683,083.86	601,007.36	2,473,256.00
Lori A. Johnston	7,058,415.40	225,675.82	2,473,256.00
Marcia S. Latta	6,342,200.63	941,890.60	2,473,256.00
Steven J. Planson	7,159,650.82	124,440.40	2,473,256.00
Kevin J. Sauder	6,833,055.60	451,035.62	2,473,256.00
Frank R. Simon	6,850,897.82	433,193.40	2,473,256.00
K. Brad Stamm	7,081,156.53	202,934.70	2,473,256.00
David P. Vernon	6,904,298.11	379,793.11	2,473,256.00

2.	An advisory vote on the appointment of the independent registered public accounting firm, BKD, LLP.

Votes Cast	Votes	Votes	Votes
For	Against	Abstained	Uncast
9,657,313.80	3,332.93	96,700.49	0

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: April 15, 2022	/s/ Lars B. Eller
Lars B. Eller
President and Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President and Chief Financial Officer

Safe harbor statement

Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended.  Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, or the effects of the COVID-19 pandemic, and its impacts on our credit quality and business operations, as well as its impact on general economic and financial market conditions. F&M assumes no responsibility to update this information.  For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.